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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                 Date of earliest event reported: July 28, 2005

                                    QLT INC.
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               (Exact Name of Registrant as Specified in Charter)


   British Columbia, Canada               000-17082                 N/A
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)


             887 Great Northern Way, Vancouver, B.C. Canada, V5T 4T5
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               (Address of Principal Executive Offices) (Zip Code)

                                 (604) 707-7000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On July 28, 2005 QLT Inc. (the "Company") reported its financial results for the fiscal quarter ended June 30, 2005 and announced certain changes to its 2005 guidance. The full text of the press release announcing such results is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01   FINANCIAL STATEMENTS & EXHIBITS

      C) EXHIBITS

      Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Number            Description
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99.1     Press Release dated July  28,  2005


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       QLT INC.
                                       (Registrant)


                                       By: /s/ Paul J. Hastings
                                           -------------------------------------
                                           Paul J. Hastings
                                           President and Chief Executive Officer

Dated: July 28, 2005